[AMBAC company logo]                             4 EAST MIFFLIN STREET, MADISON,
CERTIFICATE GUARANTY INSURANCE POLICY            WISCONSIN 53703
                                                 ADMINISTRATIVE OFFICE:
                                                 One State Street Plaza,
                                                 New York, New York 10004
                                                 Telephone: (212) 668-0340


Insured Obligations:                                 Policy Number:

Fremont Home Loan Trust 1999-3                       AB0294BE
Home Loan Asset Backed Certificates,
Series 1999-3

                                                     Premium:

                                                     As specified in the
                                                     endorsement attached hereto

AMBAC ASSURANCE CORPORATION (AMBAC) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


President                                              Secretary

Effective Date:  September 23, 1999                    Authorized Representative

                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy #AB0294BE                                      September 23, 1999
issued to:


The Bank of New York,
as Trustee for the Holders of Fremont Home Loan Trust 1999-3,
Home Loan Asset Backed Certificates, Series 1999-3


                  For all purposes of this Policy, the following terms shall have the following meanings:

                  "Agreement" shall mean the Pooling and Master Servicing Agreement dated as of September 1, 1999 among PaineWebber Mortgage Acceptance Corporation IV, as Depositor, Fremont Investment & Loan, as Transferor and Master Servicer, and The Bank of New York, as Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

                  "Certificate Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

                  "Certificates" means, collectively, the Fremont Home Loan Trust 1999-3, Home Loan Asset-Backed Certificates, Series 1999-3, Class A-1 and Class A-2, substantially in the form set forth in Exhibits G- 1 and G-2 to the Agreement.

                  "Collection  Account"  shall  have  the  meaning  set forth in
Section 5.0l(a)(i) of the Agreement.

                  "Distribution Date" shall mean the 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Distribution Date.

                  "Due for Payment" shall mean, with respect to any Insured Amount or Preference Amount, such amount is due and payable pursuant to the terms of the Pooling and Servicing Agreement.

                  "First Distribution Date" shall mean October 25, 1999.

                  "Holder" shall mean the registered owner or beneficial owner of any Certificate.

                  "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of September 23, 1999, among Ambac Assurance Corporation, as Securities Insurer, Fremont Investment & Loan, as Transferor and Master Servicer, PaineWebber Mortgage Acceptance Corporation IV, as Depositor and The Bank of New York, as Trustee, as such Insurance Agreement may be amended, modified or supplemented from time to time.

                  "Insured Amount" shall mean, with respect to any Class of Class A Certificates and for any Distribution Date, the sum of (1) any insufficiency resulting from (a) the sum of (i) the Available Distribution Amount for the related Pool and (ii) the excess, if any, of the Available Distribution Amount for the other Pool over the Certificateholders' Interest
Distribution  Amount  for the  other  Class  of  Class A  Certificates  for that
Distribution Date, being less than (b) the Certificateholders' Interest Distribution Amount for such Class of Class A Certificates, less any Relief Act Shortfalls, and (2) any Certificateholders' Principal Deficiency Amount.

                  "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Securities Insurer to The Trustee in respect of (i) Insured Amounts for such Distribution Date and
(ii) Preference Amounts for any given Business Day.

                  "Late Payment Rate" shall mean for any Distribution Date, the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 1% and (ii) the then applicable highest rate of interest on the Certificates. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

                  "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Pooling and Servicing Agreement.

                  "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

                  "Preference Amount" shall mean any payment of Insured Amounts on a Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

                  "Premium" shall mean the amount payable to the Securities Insurer on each Distribution Date calculated at the Premium Percentage.

                  "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

                  "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Securities Insurer, but for which the Securities Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.01(d) of the Agreement, plus
(ii) interest accrued thereon, alculated at the Late Payment Rate from the date the Trustee received the related Insured Payments, and (y) without duplication
(i) any amounts then due and owing to the Securities Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate.

                  "Relief  Act  Shortfalls"   shall  mean  interest   shortfalls
resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Securities Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

                  "Total Available Funds" shall mean, as to each Pool and for any Distribution Date, the sum of (i) the Available Distribution Amount for such Pool and (ii) any Excess Spread available from the other Pool.

                  "Trustee" shall mean The Bank of New York or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor Trustee or any co-trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

                  Capitalized used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

                  As provided by the Policy, the Securities Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Securities Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Securities Insurer shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

                  The Securities Insurer shall make Insured Payments which are Preference Amounts out of its own funds by 12:00 noon (New York City time) in immediately available funds to the Trustee or Certificateholders, as applicable, on the later of (a) the Business Day next following the day on which the Securities Insurer shall have received the items referred to in clauses (i),
(ii), (iii) and (iv) below and (b) the date pursuant to the Order, upon receipt of (i) a certified copy of a final, nonappealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Certificateholder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Certificateholder (the "Order"), (ii) a certificate by or on behalf of the Certificateholder or Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Securities Insurer, duly executed and delivered by the Certificateholder or Trustee, irrevocably assigning to the Securities Insurer all rights and claims of the Trustee or the Certificateholder relating to or arising under the Agreement against the estate of the bankruptcy trustee or otherwise with respect to such Preference Amount and (iv) a Notice appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Certificateholder directly, unless the Certificateholder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Securities Insurer will pay the Certificateholder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Securities Insurer and
(b) evidence satisfactory to the Securities Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

                  The Securities Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Securities Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

                  The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

                  A premium will be payable on this Policy on each Distribution Date as provided in Section 5.01(d) of the Agreement, beginning with the first Distribution Date, in an amount equal to the Premium.

                  THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN THE INSURANCE LAWS OF THE STATE OF NEW YORK.

                  The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Securities Insurer.

                  Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

                  This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Securities Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.



------------------------------                ----------------------------------
Assistant Secretary                           Vice President


                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------
                               Policy No. AB0294BE

                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS



                                                         Date: [     ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention:  General Counsel

          Reference is made to Certificate Guaranty Insurance Policy No. AB0294BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

          The Trustee hereby certifies as follows:

          1.   The Trustee is the Trustee under the Agreement for the Holders.

          2.   The relevant Distribution Date is [date].

          3. Payment on the Certificates in respect of the Distribution Date is due to be received on _________________________________ under the Agreement, in  an amount equal to $_______________________.

          4.   There is an Insured Amount of $_______________________________ in
               respect of the Certificates, which amount is Due for Payment pursuant to the terms of the Agreement.

          5. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

          6. The Trustee hereby requests the payment of the Insured Amount that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
               __________________________________(Trustee's account number).

          7. The Trustee hereby agrees that, following receipt of the Insured Payment from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Account and not commingle such funds with other funds held by the Trustee; and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

          ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.



                                      By:______________________________________
                                          Trustee



                                      Title:____________________________________
                                            (Officer)